UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 16, 2026

FIRSTCASH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-10960	87-3920732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 West 7th Street, Fort Worth, Texas 76102

(Address of principal executive offices, including zip code)

(817) 335-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FCFS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Information

On June 23, 2026, FirstCash Holdings, Inc. (the “Company”), issued an announcement (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the United Kingdom City Code on Takeovers and Mergers (the “Code”) disclosing the terms of a recommended cash offer by Chess Bidco Limited, an indirect wholly-owned subsidiary of the Company (“Bidco”), to acquire (such acquisition, the “Acquisition”) the entire issued and to be issued ordinary share capital of Ramsdens Holdings PLC, a company incorporated in England and Wales whose shares are admitted to trading on AIM, the market of that name operated by the London Stock Exchange (“Ramsdens”) (such offer, the “Original Offer”). Under the terms of the Original Offer, Ramsdens shareholders would be entitled to receive 609 pence in cash for each Ramsdens share held, comprising (i) 600 pence in cash from Bidco and (ii) permitted dividends of 9 pence per share due to be paid on October 9, 2026.

On  July 16, 2026, Bidco and Ramsdens issued an announcement (the “Announcement for the Revised Offer”) that they have reached an agreement on a revised recommended cash offer by Bidco, whereby Ramsdens shareholders will be entitled to receive 684 pence in cash for each Ramsdens share held, comprising (i) 675 pence in cash from Bidco and (ii) permitted dividends of 9 pence per share due to be paid on October 9, 2026 (the “Revised Offer”). Following the Revised Offer, the Ramsdens shareholders will be entitled to aggregate consideration of approximately 229 million sterling pounds representing an aggregate increase of approximately 26 million sterling pounds over the initial cash offer. The Acquisition is intended to be effected by means of a scheme of arrangement (the “Scheme”) under Part 26 of the United Kingdom Companies Act 2006, as amended (the “UK Companies Act”). The Announcement for the Revised Offer, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein, contains additional information regarding the Revised Offer, including the background of the Revised Offer.

The Acquisition will be subject to customary closing conditions and certain further terms, including, among others, (i) the approval of the Scheme by a majority in number of Ramsdens shareholders also representing not less than 75% in value of the Ramsdens shares, in each case present and voting, either in person or by proxy, at the Ramsdens shareholders’ meeting; (ii) the sanction of the Scheme by the High Court of Justice in England and Wales; (iii) the receipt of regulatory approvals, including from the Financial Conduct Authority of the United Kingdom and the United Kingdom’s Competition and Markets Authority; and (iv) the Scheme becoming effective before 11:59 p.m. (London time) on December 31, 2026. The conditions to the Acquisition are set out in full in the Announcement for the Revised Offer. Subject to the satisfaction or waiver of all relevant conditions, it is expected that the Acquisition will be completed in the second half of 2026.

The foregoing summary of the Revised Offer and Acquisition is subject to, and qualified in its entirety by, the text of the Announcement for the Revised Offer, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein. Additional information regarding the Acquisition, the Rule 2.7 Announcement, the Original Offer, related agreements and financing for the Acquisition can be found in the Company’s Current Report on Form 8-K dated June 23, 2026.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

	2.1	Announcement for the Revised Offer dated July 16, 2026
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101)

Further Information; No Offer or Solicitation

This Form 8-K is for information purposes and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities of Ramsdens in any jurisdiction in contravention of applicable law. The Acquisition will be made solely by means of the Scheme document (or, if the Acquisition is implemented by way of a takeover offer (as such term is defined in the UK Companies Act) (a “Takeover Offer”), the offer document), which will contain the full terms and conditions of the Acquisition, including details of how to vote in respect of the Scheme. Any vote in respect of the Scheme or other response in relation to the Acquisition should be made only on the basis of the information contained in the Scheme document (or, if the Acquisition is implemented by way of a Takeover Offer, the offer document). Ramsdens shareholders are urged to read the Scheme document when it becomes available, because it will contain important information relating to the Acquisition.

Additional Information

The Acquisition to acquire the shares of an English company is expected to be made by means of a scheme of arrangement provided for under English law. A transaction effected by means of a scheme of arrangement is not subject to the tender offer rules or the proxy solicitation rules under the Securities Exchange Act of 1934, as amended the (“US Exchange Act”). Accordingly, the Scheme will be subject to disclosure requirements and practices applicable in the United Kingdom to schemes of arrangement, which are different from the disclosure requirements of the US tender offer and proxy solicitation rules. The financial information included in this announcement and the Scheme documentation has been or will have been prepared in accordance with accounting standards applicable in the United Kingdom and thus may not be comparable to financial information of US companies or companies whose financial statements are prepared in accordance with generally accepted accounting principles in the US. If Bidco exercises its right to implement the Acquisition by way of a Takeover Offer, such offer will be made in compliance with applicable US laws and regulations.

The receipt of cash pursuant to the Acquisition by a US holder as consideration for the transfer of its Ramsdens shares pursuant to the Scheme will likely be a taxable transaction for United States federal income tax purposes and under applicable United States state and local, as well as foreign and other, tax laws. Each Ramsdens shareholder is urged to consult their independent professional adviser immediately regarding the tax consequences of the Acquisition applicable to them.

In accordance with normal United Kingdom practice and pursuant to Rule 14e-5(b) of the US Exchange Act (to the extent applicable), Bidco, its nominees or its brokers (acting as agents) may from time to time make certain purchases of, or arrangements to purchase, Ramsdens shares outside of the US, other than pursuant to the Acquisition, until the date on which the Acquisition becomes Effective, lapses or is otherwise withdrawn. If such purchases or arrangements to purchase were to be made, they would be made outside of the US and would be in accordance with applicable law, including the US Exchange Act and the Code. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Any information about such purchases will be disclosed as required in the United Kingdom, will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website at www.londonstockexchange.com.

Forward-Looking Statements

This Form 8-K and the exhibits hereto contains forward-looking statements regarding, among other things, the Acquisition, the anticipated benefits and timing of the Acquisition, the anticipated financing of the Acquisition and the business, financial condition, outlook and prospects of the Company and Ramsdens. Forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “outlook,” “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, guidance, expectations, outlook and future plans. Forward-looking statements can also be identified by the fact these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties.

While the Company believes the expectations reflected in forward-looking statements are reasonable, there can be no assurances such expectations will prove to be accurate. Security holders are cautioned that such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by the forward-looking statements made in this release. With respect to the Acquisition, these factors, risks and uncertainties include, without limitation, the risk that the Acquisition may not be consummated, including as a result of a failure by Company or Ramsdens to obtain the necessary shareholder (in the case of Ramsdens) or regulatory approvals required for the Acquisition, or that required regulatory approvals may delay the Acquisition or result in the imposition of conditions that could reduce the anticipated benefits from the Acquisition, or the occurrence of any event, change or other circumstances that could give rise to the termination of the Acquisition; the length of time necessary to consummate the Acquisition, which may be longer than anticipated for various reasons; the risk that Ramsdens will not be combined and integrated successfully; the risk that the cost savings, synergies and other benefits from the Acquisition may not be fully realized or may take longer to realize than expected; the diversion of management time on acquisition-related issues; the risk that costs associated with the integration of Ramsdens is higher than anticipated; increased exposure to local economic and political conditions, exchange rate fluctuations and the extensive regulatory regime in the UK; risks related to the ability to hire and retain key Ramsdens personnel; and the effects of tax assessments or tax positions taken, risks related to goodwill and other intangible asset impairment, tax adjustments, anticipated tax rates, or other regulatory compliance costs; and risks related to the ability of the Company to utilize borrowings under its existing revolving credit facility to fund the Acquisition and to not rely on that certain Bridge Term Loan Credit Agreement, dated as of June 23, 2026 (as amended, restated, supplemented or modified from time to time, the “Bridge Credit Agreement”), by and among the Company, Bidco, FirstCash, Inc., Jefferies Finance LLC (as administrative agent), the other guarantors party thereto and the lenders party thereto, to finance the Acquisition.

Additional risks and uncertainties with respect to the Company are discussed and described in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), including the risks described in Part 1, Item 1A, “Risk Factors” thereof, and other reports the Company files with the SEC. Many of these risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward-looking statements contained in this release speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

Publication on website

In accordance with Rule 26.1 of the Code, a copy of this announcement will be made available, subject to certain restrictions, on the Company’s website at https://investors.firstcash.com/ by no later than 12 noon (London time) on the business day following publication of this announcement. For the avoidance of doubt, the contents of any websites referred to in this announcement are not incorporated into and do not form part of this announcement.

Right to request hard copies

In accordance with Rule 30.3 of the Code, a person so entitled may request a hard copy of this announcement (and any document or information incorporated into it by reference to another source) by contacting Ramsdens’s registrars, Equiniti, by writing to Equiniti at Aspect House, Spencer Road, Lancing, West Sussex, BN99 6DA, United Kingdom or by calling them during business hours on +44 (0)371 384 2030. Lines are open from 8.30 a.m. to 5.30 p.m. (London time) Monday to Friday (except English and Welsh public holidays). Calls are charged at the standard geographical rate and will vary by provider. Calls from outside the United Kingdom will be charged at the applicable international rate. For persons who receive a copy of this announcement in electronic form or via a website notification, a hard copy of this announcement (and any document or information incorporated by reference into this announcement) will not be sent unless so requested. In accordance with Rule 30.3 of the Code, such persons may also request that all future documents, announcements and information to be sent to them in relation to the Acquisition should be sent in hard copy form.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2026	FIRSTCASH HOLDINGS, INC.
(Registrant)

/s/ R. DOUGLAS ORR
R. Douglas Orr
Executive Vice President and Chief Financial Officer (As Principal Financial and Accounting Officer)

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